Clough Global Long/Short Fund

STATEMENT OF INVESTMENTS

July 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS 52.37%
Communication Services 1.92%
Alphabet, Inc. - Class C(a)	7,720	$900,461

Consumer Discretionary 5.34%
Booking Holdings, Inc.(a)	186	360,038
BYD Co., Ltd. - Class H	13,500	491,165
Li Ning Co., Ltd.	57,000	461,815
Royal Caribbean Cruises Ltd.(a)(b)	14,390	557,037
Tesla, Inc.(a)	706	629,364
		2,499,419

Energy 6.11%
Cheniere Energy, Inc.	5,230	782,303
Exxon Mobil Corp.	11,500	1,114,695
Kinder Morgan, Inc.	53,700	966,063
		2,863,061

Financials 5.70%
Blackstone Mortgage Trust, Inc. - Class A	21,000	650,370
Starwood Property Trust, Inc.(b)	64,200	1,516,404
Walker & Dunlop, Inc.	4,460	502,375
		2,669,149

Health Care 6.94%
Acadia Healthcare Co., Inc.(a)	2,460	203,959
Arcellx, Inc.(a)	20,884	432,925
CRISPR Therapeutics AG(a)	10,681	801,075
Hologic, Inc.(a)	2,150	153,467
Jazz Pharmaceuticals PLC(a)	2,600	405,756
Legend Biotech Corp. - ADR(a)	4,916	232,232
Surgery Partners, Inc.(a)	7,600	299,288
Tenet Healthcare Corp.(a)	4,120	272,415
UnitedHealth Group, Inc.	501	271,712
Vertex Pharmaceuticals, Inc.(a)	640	179,462
		3,252,291

Industrials 13.37%
Airbus SE	13,067	1,400,680
The Boeing Co.(a)	4,210	670,695
Hertz Global Holdings, Inc.(a)	13,280	284,458
Northrop Grumman Corp.(b)	2,995	1,434,305
Raytheon Technologies Corp.(b)	20,590	1,919,194
	Shares	Value
Industrials (continued)
TransDigm Group, Inc.(b)	892	$555,127
		6,264,459

Information Technology 11.45%
Apple, Inc.	8,250	1,340,707
Crowdstrike Holdings, Inc. - Class A(a)	2,470	453,492
Microsoft Corp.(b)	6,111	1,715,602
Palo Alto Networks, Inc.(a)	1,860	928,326
ServiceNow, Inc.(a)	770	343,928
Visa, Inc. - Class A	2,750	583,303
		5,365,358

Real Estate 1.54%
American Tower Corp.	2,670	723,116

TOTAL COMMON STOCKS
(Cost $24,245,652)		24,537,314

EXCHANGE TRADED FUNDS 5.10%
SPDR® S&P® Oil & Gas Exploration & Production ETF	2,210	302,814
United States Natural Gas Fund LP(a)	10,600	303,372
Vanguard® Short-Term Treasury ETF	30,200	1,783,008
		2,389,194

TOTAL EXCHANGE TRADED FUNDS
(Cost $2,294,403)		2,389,194

WARRANTS 0.76%(a)
Hertz Global Holdings, Inc., Strike Price $13.80, Expires 6/30/2051	28,425	356,165

TOTAL WARRANTS
(Cost $457,673)		356,165

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.54%
Call Options Purchased 0.54%
SOFR 1 Year MidCurve
12/19/22, $98, $0.00	430	249,938

Total Call Options Purchased
(Cost $209,508)		249,938

Put Options Purchased 0.00%(c)
Boeing Co.

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
Put Options Purchased (continued)
08/19/22, $125, $637,240.00	40	$860

Total Put Options Purchased
(Cost $50,152)		860

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS 22.15%
Consumer Discretionary
Toyota Motor Corp.
03/25/2026, 1.339%	$500,000	467,089
Volkswagen Group of America Finance LLC
09/26/2026, 3.200%(d)(e)	500,000	481,284
		948,373

Consumer Staples
JDE Peet's NV
01/15/2027, 1.375%(d)(e)	500,000	438,191
Nestle Holdings, Inc.
01/14/2027, 1.150%(d)(e)	500,000	457,952
Unilever Capital Corp.
08/12/2024, 0.626%	750,000	712,589
		1,608,732

Energy
Exxon Mobil Corp.
03/19/2025, 2.992%	1,000,000	996,955

Financials
Bank of Nova Scotia
02/11/2024, 3.400%	1,000,000	999,793
Nationstar Mortgage Holdings, Inc.
11/15/2031, 5.750%(d)(e)	500,000	418,753
Royal Bank of Canada
11/01/2024, 2.250%	1,000,000	975,652
		2,394,198

Health Care
AbbVie, Inc.
05/14/2025, 3.600%	500,000	500,531
	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS (continued)
Industrials
Boeing Co.
05/01/2023, 4.508%	$500,000	$501,558
Air Canada 2013-1 Class A Pass Through Trust
05/15/2025, 4.125%(d)(e)	698,653	653,102
American Airlines 2014-1 Class A Pass Through Trust
10/01/2026, 3.700%	240,117	209,155
British Airways 2020-1 Class B Pass Through Trust
11/15/2028, 8.375%(d)(e)	504,129	534,682
Delta Air Lines, Inc. / SkyMiles IP, Ltd.
10/20/2025, 4.500%(d)(e)	650,000	642,364
United Airlines 2020-1 Class A Pass Through Trust
10/15/2027, 5.875%	409,306	413,374
		2,954,235

Information Technology
Apple, Inc.
05/06/2024, 3.450%	500,000	504,828
02/08/2051, 2.650%	600,000	469,350
		974,178

TOTAL CORPORATE BONDS
(Cost $10,624,441)		10,377,202

CONVERTIBLE CORPORATE BONDS 4.58%
Financials
Bank of Montreal
01/10/2025, 1.500%	1,000,000	952,969
Redwood Trust, Inc.
08/15/2023, 4.750%	278,000	266,185
Starwood Property Trust, Inc.
04/01/2023, 4.375%	923,000	925,884
		2,145,038

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $2,164,595)		2,145,038

	Principal
Description/Maturity Date/Rate	Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 10.21%
U.S. Treasury Bonds
11/15/2050, 1.625%	600,000	$432,715
05/15/2052, 2.875%	4,500,000	4,353,750

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $4,711,051)		4,786,465

	Shares	Value
SHORT-TERM INVESTMENTS 4.64%
Money Market Fund 4.64%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (1.674% 7-day yield)	2,176,422	2,176,422

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,176,422)		2,176,422

Total Investments - 100.35%
(Cost $46,933,897)		47,018,598

Other Assets in Excess of Liabilities - (0.35%)(f)		(165,551)

NET ASSETS - 100.00%		$46,853,047

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS (8.37%)
Communication Services (0.99%)
Softbank Group Corp.(a)	(11,000)	(462,355)

Consumer Discretionary (1.83%)
CarMax, Inc.(a)	(2,940)	(292,648)
Macy's, Inc.(a)	(18,400)	(324,760)
Nordstrom, Inc.(a)	(10,300)	(242,153)
		(859,561)

Financials (1.37%)
Deutsche Bank AG(a)	(54,930)	(478,440)
SVB Financial Group(a)	(405)	(163,438)
		(641,878)

Information Technology (4.18%)
GLOBALFOUNDRIES, Inc.(a)	(12,400)	(638,352)
International Business Machines Corp.(a)	(4,460)	(583,323)
Lasertec Corp.(a)	(2,000)	(289,989)
SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value
Information Technology (continued)
ON Semiconductor Corp.(a)	(6,700)	$(447,426)
		(1,959,090)

TOTAL COMMON STOCKS
(Proceeds $3,770,721)		(3,922,884)

EXCHANGE TRADED FUNDS (4.09%)
Industrial Select Sector SPDR® Fund	(12,900)	(1,233,756)
SPDR S&P 500® ETF Trust	(1,650)	(679,783)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $1,775,730)		(1,913,539)

TOTAL SECURITIES SOLD SHORT
(Proceeds $5,546,451)		$(5,836,423)

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, or borrowings. As of July 31, 2022, the aggregate value of those securities was $4,537,401, representing 9.68% of net assets. (See Note 1)
(c)	Less than 0.0005%.
(d)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2022, these securities had an aggregate value of $3,626,328 or 7.74% of net assets.
(e)	Restricted Security (See Note 1).
(f)	Includes cash which is being held as collateral for securities sold short.

Investment Abbreviations:
1D FEDEF - Federal Funds Effective Rate (Daily)

Reference Rates:
1D FEDEF - 1 Day FEDEF as of July 31, 2022 was 2.50%

FUTURES CONTRACTS
Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	37	9/18/2023	$8,967,875	$28,142	$28,142

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund*	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Contemporary Amperex Technology Co., Ltd.	$462,597	1D FEDEF - 250 bps	1D FEDEF	6/28/2024	$437,850	$(24,747)
TOTAL		$462,597				$437,851	$(24,747)
*	Payment made when swap contract closes.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Quarterly Statement of Investments.

CLOUGH FUNDS TRUST – CLOUGH GLOBAL LONG/SHORT FUND
NOTES TO QUARTERLY STATEMENT OF INVESTMENTS
July 31, 2022 (UNAUDITED)

1. Organization and SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Funds Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized under the laws of the state of Delaware on March 17, 2015. The Trust currently offers shares of beneficial interest (“shares”) of the Clough Global Long/Short Fund (the “Fund”). The Fund’s commencement date is September 30, 2015. The Fund is a diversified investment company with an investment objective to seek to provide long-term capital appreciation. The Fund currently offers four Classes of shares: Class I, Investor Class, Class A and Class C. Prior to December 1, 2017, Investor Class shares were named Class A shares. On June 29, 2018, a new Class A commenced operations. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure. As of July 31, 2022, approximately 39% of the Fund is owned by affiliated parties. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946 – Investment Companies.

The net asset value (“NAV”) per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the Board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of July 31, 2022, in valuing the Fund’s investments carried at value.

Clough Global Long/Short Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$24,537,314	$–	$–	$24,537,314
Exchange Traded Funds	2,389,194	–	–	2,389,194
Warrants	356,165	–	–	356,165
Purchased Options	250,798	–	–	250,798
Corporate Bonds	–	11,330,171	–	11,330,171
Convertible Corporate Bonds	–	1,192,069	–	1,192,069
Government & Agency Obligations	–	4,786,465	–	4,786,465
Short-Term Investments	2,176,422	–	–	2,176,422
TOTAL	$29,709,893	$17,308,705	$–	$47,018,598

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$28,142	$–	$–	$28,142
Liabilities
Securities Sold Short
Common Stocks	(3,922,884)	–	–	(3,922,884)
Exchange Traded Funds	(1,913,539)	–	–	(1,913,539)
Total Return Swap Contracts**	–	(24,747)	–	(24,747)
TOTAL	$(7,067,992)	$(24,747)	$–	$(7,067,992)

*	For detailed sector descriptions, see the accompanying Statement of Investments.

**	Futures contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough Capital”) believes the price provided is not reliable, securities of the Fund will be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of the Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Fund’s Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

For the period ended July 31, 2022, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Restricted Securities: Although the Fund will invest primarily in publicly traded securities, it may invest a portion of its assets (up to 15% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

Exchange Traded Funds: The Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors, but rather only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a fund investing in an ETF will indirectly bear those costs. Such funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, including, but not limited to, forward foreign currency contracts, futures, options and swaps. The Fund may use derivatives, among other reasons, as part of the Fund’s investment strategy, to attempt to employ its currency strategies, to seek to hedge against foreign exchange risk, and to gain access to foreign markets.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to its investment objective, but the additional risks from investing in derivatives. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Market Risk Factors: In addition, in pursuit of its investment objectives, the Fund may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Futures Contracts: The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If the Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If the Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by the Fund. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for futures contracts.

The Fund enters into such transactions for hedging and other appropriate risk-management purposes or to increase return. While the Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. The Fund invested in future contracts during the period ended July 31, 2022.

Option Writing/Purchasing: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The interest incurred, if any, on the Fund is reported on the Statement of Operations as Interest expense – margin account. Interest amounts payable by the Fund, if any, are reported on the Statement of Assets and Liabilities as Interest payable – margin account.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund engaged in purchased and written options during the reporting period ended July 31, 2022.

Swaps: A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts.

During the period ended July 31, 2022, the Fund invested in swap agreements consistent with the Fund’s investment strategies to seek to hedge against foreign exchange risk or to gain exposure to certain markets or indices.

Counterparty Risk: The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that the Fund uses over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

Other Risk Factors: Investing in the Fund may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Fund. These events may have adverse effects on the Fund such as a decline in the value and liquidity of many securities held by the Fund, and a decrease in NAV. Such unforeseen developments may limit or preclude the Fund’s ability to achieve its investment objective. Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Fund being subject to larger short-term declines in value compared to other types of investments.

The Fund may have elements of risk due to the investments in foreign issuers located in various countries outside the U.S. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

An outbreak of Covid-19 respiratory disease caused by a novel coronavirus was first detected in late 2019 and subsequently spread globally in early 2020. The impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. Many local, state, and national governments, as well as businesses, have reacted by instituting quarantines, border closures, restrictions on travel, and other measures designed to arrest the spread of the virus. The outbreak and public and private sector responses thereto have led to large portions of the populations of many nations working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, lack of availability of certain goods, and adversely impacted many industries. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. The impact of the coronavirus outbreak may last for an extended period of time and result in a substantial economic downturn. Pandemics, including the coronavirus outbreak, have resulted in a general decline in the global economy and negative effects on the performance of individual countries, industries, or sectors. Such negative impacts can be significant in unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the Fund’s investments, and on the overall performance of the Fund.